Investor Presentation 2nd Quarter 2014 Exhibit 99.1

2 This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," “might,” “will," “should,” "expect," “plan,” "intend," "estimate," "anticipate," "believe,” “predict,” “potential” or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Forward-Looking Statements & Safe Harbor

3 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

4  Niche specialty insurance and reinsurance products offered across a global platform with operations in the U.S., Bermuda, Canada, Lloyd’s, Europe, Hong Kong, Australia and Singapore  Emphasis on insurance and casualty lines with opportunistic reinsurance and property capabilities  Customer focus  Moving closer to clients  Demonstrated expertise in markets in which we underwrite  A “go to” market for targeted lines and industry verticals such as healthcare and real estate/construction Allied World – A Niche Mix of Specialty Lines Total TTM June 2014 GPW: $2,798M 67% Insurance / 33% Reinsurance 72% Casualty / 28% Property We are a leading specialty insurance company with a broad range of product offerings, global capabilities and a significant U.S. focus General Casualty 20% Other 5% Professional Liability 16% Healthcare 10% Casualty Reinsurance 12% Specialty Reinsurance 5% Property Reinsurance 16% General Property 9% Inland Marine 2% Programs 4% Environmental 1%

5 International Insurance 24% Reinsurance 33% U.S. Insurance 43% Darwin (1) 2007 GPW: $1,506M In response to the changing macro economic environment, Allied World has transformed itself since 2007 International Insurance 52% U.S. Insurance 13% Reinsurance 35% Total TTM June 2014 GPW: $2,798M Allied World 2007 Allied World Today Reduced dependence on Bermuda large account excess business and expansion in Europe and Asia, including launch of Syndicate 2232 at Lloyd’s Jumpstarted by the 2008 Darwin acquisition, the U.S. insurance segment has since increased significantly with focus on small and middle market account primary and specialty business Reinsurance segment has a strong U.S. and international presence Experienced Management: Shifting the Business Focus (1) 2008 Darwin GPW of $301M.

6 Allied World’s Evolution Purchased Darwin Professional Underwriters 2008 Terminated merger agreement with Transatlantic 2011 2012 Launched Lloyd’s Syndicate 2232 2010 Opened Hong Kong and Singapore offices 2009 Swiss redomestication Build out of additional U.S. insurance lines, including Defense Base Act, Surety, Construction, and Environmental, as well as Crop Reinsurance Completed purchase of Founders’ interest 2013 Hired over 60 underwriters Opened Zug office Launched Allied World Financial Services Build out of European platform including Aviation, Marine, Onshore Construction and Primary Casualty Significant milestones achieved over the past six years have shaped the franchise Opened Toronto office 2014 Launched own Lloyd’s Managing Agent Opened Australia branch

7 Strategy of Hiring Focused, Experienced Leadership Targeted growth driven by key teams with seasoned experience and a shared culture Year Added Underwriting Team Senior Underwriters Average Years Industry Experience Selected Former Experience 2013 Aviation 3 15 Alterra/Markel 2012 Construction 1 17 AIG 2011 Crop Reinsurance 1 28 Platinum 2009 Defense Base Act 8 15 AIG, ACE 2012 Environmental 7 12 AIG, Tokio Marine 2011 Inland Marine 7 15 Axis, OneBeacon 2013 Marine Cargo 2 25 Alterra, CV Starr, AIG 2014 Onshore Construction 1 20 AIG 2013 Primary Casualty 3 37 XL Insurance, HCC 2013 Surety 4 10 AIG, American Safety 2012 U.S. M&A 5 12 AIG, Gulf, HIG, Banking/Finance/Legal Roles 2014 Architects & Engineers 2 35 AIG  Recently Hired Underwriting Teams (1) (1) Senior underwriters are Assistant Vice President level and above. (2) Construction (North America). (3) Onshore Construction (Non-North America). (4) North America Architects & Engineers. (2) (3) (4)

Investment Strategy

- Focused on maximizing total return performance via a diversified portfolio

- We focus on total investment return as a key driver of book value growth, of which net investment income is one component
  - All investments categorized as "trading", with mark to market flowing through the income statement
  - Similar treatment of cash and derivatives
  - Senior management incentive compensation largely focused on net income
  - Emphasis on detailed transparency
- We currently maintain a short duration, overweight credit position in core fixed income
- We continue to build out the non-core portfolio including equity investments through Allied World Financial Services

Total Investment Return ($MM)



2008*
2009*
2010
2011
2012
2013
1H 2013
1H 2014
$557
$469
$455
$20
$179
$286
$160
$306
$217
$224
$77
$10
$59
$35
$140
$309
$301
$244
$196
$167
$158
$71
$84
($61)
($46)
($18)
($36)
($273)
($16)
Portfolio Size ($Bn)
$6.9
$7.5
$8.0
$8.1
$8.8
$8.4
$8.6
$8.8
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)

Book Yield vs. Total Return



7.7%
6.1%
4.8%
4.2%
3.3%
5.5%
2.5%
2.1%
2.6%
1.9%
2.0%
0.3%
1.7%
0.4%
2.6%
2.0%
2008*
2009*
2010
2011
2012
2013
1H 2013
1H 2014
Annualized Book yield
Total Return

* Prior to the 2009 move from an "available for sale" portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio. 2009 excludes the impact of adopting ASC 320-10-65.

8

$2,417 $3,213 $3,075 $3,149 $3,326 $3,520 $3,683 $499 $499 $798 $798 $798 $798 $799 -$646 -$682 -$1,475 -$1,658 -$1,975 -$2,214 -$2,392 $2,916 $3,712 $3,873 $3,947 $4,124 $4,318 $4,481 $15.35 $19.85 $24.76 $26.70 $30.86 $34.20 $36.98 2008 2009 2010 2011 2012 2013 Q2 2014 Accumulated Share and Warrant Repurchases & Dividends Debt Shareholders' Equity Diluted Book Value per Share 9 Active Capital Management Improves Shareholder Value Diluted book value per share has more than doubled since 2008 Capital Management History o Share Repurchases: • $2.0 billion of shares and warrants repurchased since December 2007 • $438 million of remaining capacity in share repurchase program as of July 2014 o Dividends: • Increased the dividend 35% in May 2014 to $0.90 per share annually • $365(2) million of common dividends paid since going public in 2006 o Conservative Capital Position: • Financial leverage of 17.8% at June 2014 (In millions, except for per share amounts) (1) Excludes $243.8 million syndicated loan that was repaid on February 23, 2009. (2) Includes dividends paid in July 2014. (1) (2)

106.9% 88.8% 86.4% 80.0% 76.9% 73.1% 71.2% 63.4% 58.6% 56.5% 44.5% 43.0% 42.7% 39.8% Allied World Arch Markel RLI ProAssurance W.R. Berkley Axis XL HCC Endurance Aspen Hanover Navigators Argo 10 Growth in book value per share calculated by taking change in book value per share from Q3 2009 through Q2 2014 adjusted for regular and special dividends. Diluted book value per share used when available. (1) Includes dividend of $0.225 per share declared in Q2 2014. Source: SNL Financial, Company filings Peer Average = 63.4% Five Year Growth in Book Value per Share July 2009 – June 2014 Superior Value Creation (1)

11 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

12 U.S. Insurance Segment - A small and middle-market, U.S.- based specialty franchise with niche product offerings • Property and casualty insurance for small and middle-market, non-Fortune 1000 companies through 11 branch offices in North America • Industry verticals strategy o Focused on servicing products in select specialty industry classes, including healthcare, private / non-profit, and public entity / construction • Specialty product capabilities o Defense Base Act approved underwriter, surety, primary construction, environmental, inland marine, M&A, and architects and engineers professional liability capabilities • Admitted and excess & surplus lines (E&S) capabilities in all 50 states • Increased access to attractive small account primary business Allied World U.S. Insurance Total TTM June 2014 GPW: $1,211M * Healthcare 16% Inland Marine 5% Primary General Casualty 17% Programs 9% D&O Private 5% D&O Public 7% E&O 9% Environmental 3% Excess General Casualty 17% General Property 8% M&A 2% Primary Construction 2%

13 Allied World International International Insurance Segment - A targeted global presence • Focused European and Lloyd’s expansion has driven recent growth • Lloyd’s Syndicate 2232 o Launched own Managing Agent at Lloyd’s in April 2014 o Increased capacity and new lines added • Specialty product capabilities: o Recent entry into aviation, marine cargo, onshore construction and primary casualty o Trade credit and political risk o International healthcare o Small-to-medium enterprises (SME Professional) • Offices in Bermuda, Dublin, Hong Kong, Singapore, Sydney, London and Zug, Switzerland position the company to meet developing opportunities Total TTM June 2014 GPW: $659M Healthcare 13% General Casualty 19% Professional Lines 30% Aviation 6% General Property 25% SME 2% Trade Credit 5%

14 • Opportunistic and flexible approach to respond to dynamic market opportunities o Expansion into newer lines including crop o Strategic partnership with Aeolus Capital Management • U.S. operation has access to U.S. regional business and strong local relationships o Property reinsurance capabilities that focus on small and medium account regional carriers • Strategic Bermuda platform o Property catastrophe, property per risk, workers’ compensation catastrophe, accident & health and specialty casualty • Miami, Singapore and Swiss offices and Lloyd’s Syndicate 2232 increase global reach and drive targeted growth Reinsurance Segment - Flexibility to take advantage of opportunities as they arise Total TTM June 2014 GPW: $928M North American CAT 22% Global CAT 14% Global Property 6% North American Property 8% Global Marine, Aerospace & Crop 17% Professional Liability 4% General Casualty 17% Global Casualty 7% Specialty 5% Allied World Reinsurance

Page Intentionally Left Blank 15

16 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

17 Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity ($ in millions, except per share amounts) Financial Highlights Operating Results 2010 2011 2012 2013 1H 2013 1H 2014 Underwriting Income $207 $59 $97 $278 $156 $159 Operating Income $398 $184 $203 $364 $188 $206 Net Income $665 $275 $493 $418 $157 $329 Operating Return on Average Equity 13.1% 6.0% 6.3% 10.6% 11.2% 11.4% Net Income Return on Average Equity 21.9% 8.9% 15.3% 12.2% 9.4% 18.3% Combined Ratio 84.9% 95.9% 94.5% 86.2% 83.9% 85.1% Cash Flow from Operations $451 $548 $629 $114 $134 $449 Total Financial Statement Portfolio Return 6.1% 2.0% 5.5% 2.6% 0.4% 2.6% Ending Diluted Book Value per Share $24.76 $26.70 $30.86 $34.20 $32.06 $36.98 Growth in Diluted Book Value per Share 24.7% 7.8% 15.6% 10.8% 3.9% 8.1%

22.5% 26.7% 30.2% 32.8% 30.1% 29.4% 30.2% 29.8% 30.1% 30.5% 32.2% 33.3% 33.3% 33.8% 33.9% 34.3% 2007 2008 2009 2010 2011 2012 2013 1H 2014 Allied World Peer Average* Expense Ratio Advantage Note: GAAP expense ratio *Peer average includes ACGL, AGII, AHL, AXS, ENH, HCC, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings Allied World has expanded its global operations, including: the build-out of the U.S. platform, the acquisition of Darwin, the establishment of a U.S. reinsurance platform and the opening of Lloyd's Syndicate 2232 A 4.5 point advantage compared to peers 18

19 Growth Balanced with Underwriting Profitability -Consistent performance despite strong topline growth and a presence in varied lines of business Five Year Performance Average Combined Ratio vs. Growth in Net Premiums Earned ProAssurance not shown on chart (five year average combined ratio of 64.5% with net premiums earned five-year CAGR of 6.7%). Source: SNL Financial, Company filings Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL RLI W.R. Berkley (6%) (3%) 0% 3% 6% 9% 12% 15% 18% 80.0% 85.0% 90.0% 95.0% 100.0% 105.0% N et P re m iums E ar ned F iv e -y e ar C A G R 5 Year Average Combined Ratio

Strong Underwriting Results Since Inception

Historical Loss Ratios Through June 2014 ($MM) [(1)]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	55.3%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-8.8%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	64.1%	
2002														
2003	($57)													($57)
2004	(27)	(53)												(79)
2005	(8)	(46)	6											(49)
2006	(16)	(43)	(45)	(8)										(113)
2007	6	(34)	(77)	(6)	(26)									(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)								(313)
2009	(17)	(57)	(118)	(103)	12	2	32							(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)						(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20					(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53				(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16			(180)
2014	1	(4)	6	(5)	(3)	(31)	3	(30)	(13)	3	1	(22)		(94)
Subsequent Development	($103)	($344)	($429)	($456)	($228)	($295)	($96)	($93)	($19)	$63	$16	($22)		($2,007)
Loss Ratio Points	-23.7%	-29.3%	-31.3%	-33.7%	-16.5%	-22.0%	-7.4%	-7.1%	-1.4%	4.3%	0.9%	-1.1%		
AY Developed	46.4%	40.8%	50.4%	73.1%	51.2%	46.5%	72.4%	57.6%	73.6%	87.5%	75.8%	63.9%	64.1%	
Cat Losses			16.3%	27.8%			9.3%		5.9%	18.5%	10.1%			
AY Developed Excl. Cat Losses	46.4%	40.8%	34.1%	45.2%	51.2%	46.5%	63.1%	57.6%	67.7%	69.1%	65.7%	63.9%	64.1%	
Case Incurred through 2014 Q2[(2)]	44.2%	34.6%	47.5%	62.1%	41.0%	40.9%	57.9%	37.1%	53.7%	55.1%	45.2%	22.0%	10.8%	
Remaining IBNR / EP Ratio @ 2014 Q2	2.1%	6.1%	2.9%	11.0%	10.2%	5.6%	14.5%	20.5%	20.0%	32.4%	30.6%	41.9%	53.3%	

(1) Pro-forma including Darwin development since inception.
(2) Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

20

$113 $137 $313 $248 $313 $254 $170 $180 $92 $94 2006 2007 2008 2009 2010 2011 2012 2013 1H 2013 1H 2014 21 • Net reserves approximately 4.3% above mid- point of range at June 30, 2014 • Over $2.0 billion net favorable reserve development since inception • 72% of net reserves are IBNR Net Prior Year Reserve Releases* ($MM) * Pro-forma including Darwin development since inception Prudent Reserving Philosophy June 30, 2014 Total: $4.6B Net Loss & LAE Reserve Mix at June 30, 2014 IBNR Reinsurance 24% IBNR U.S. Insurance 25% IBNR International Insurance 24% Case U.S. Insurance 10% Case Reinsurance 10% Case International Insurance 7%

22 Allied World – Investment Portfolio Breakout *Non-investment grade corporate securities included in the Floating Rate Bank Loans bucket. Core assets include: cash and cash equivalents (8.7%), U.S. government securities (12.0%), U.S. government agencies (2.5%), non-U.S. government securities (2.1%), state, municipalities and political subdivisions (2.8%), mortgage-backed securities (11.4%), investment grade corporate securities (23.6%), and investment grade asset-backed securities (7.4%). Core Assets 70.5% Non-Core Assets 29.5% Total Investment Portfolio at June 30, 2014: $8,791M Floating Rate Bank Loans 4.4% Hedge Funds 5.8% Private Equity Funds 3.0% MBS/ABS High Yield 3.9% Municipals 0.2% Other Private Securities (AWFS) 1.5% Equities 10.7%

6.7% 5.4% 2.9% 4.1% -0.1% 0.7% 0.6% 1.0% 0.7% -0.9% 1.4% 2.7% 0.5% 0.8% 7.7% 6.1% 2.0% 5.5% 2.6% 1.2% 1.4% 2009 2010 2011 2012 2013 1Q2014 2Q2014 Return from Non-Core Strategy Return from Fixed Income Strategy Customized Benchmark 23 Investment Portfolio Return – Breakout and Peer Comparison • We have increased our allocation to investment strategies outside of the core fixed income portfolio • Portfolio was > 95% core fixed income in 2008 and has moved to a 70.5%/29.5% core/non-core split at present • Returns from the non-core portfolio have had a disproportionately positive impact on the total investment return Composition of Allied World Total Investment Return 1st Half 2014 Total Return(1) (1) Source: Company filings (2) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio. Peer Average = 3.3% (2)

15.5% 14.7% 14.6% 12.9% 12.3% 10.6% 9.6% 8.9% 8.1% 6.9% 6.7% 5.9% 4.4% 3.8% Allied World Arch RLI Pro Assurance W.R. Berkley HCC Axis Endurance Aspen Navigators Markel Hanover Argo XL 24 Peer Comparisons – Net Income ROE Source: SNL Financial, Company filings Five Year Average Quarterly Annualized Net Income ROE July 2009 – June 2014 Peer Average = 9.2%

25 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Allied World Arch Argo Aspen Axis Endurance Hanover HCC Markel Navigators XL ProAssurance W.R. Berkley 0.6x 0.8x 1.0x 1.2x 1.4x 30% 45% 60% 75% 90% 105% 120% P ri ce t o D ilu te d B o o k Va lu e Pe r Sh ar e Five Year Growth in Diluted Book Value Per Share 26 Growth in book value per share calculated by taking change in diluted book value per share from Q3 2009 through Q2 2014 adjusted for dividends. Diluted book value per share used when available. RLI not shown on chart (five year growth in book value per share of 80% with price to book value of 2.03x as of August 7, 2014). * Includes dividend of $0.225 per share declared in Q2 2014. Five Year Growth in Book Value per Share (through June 2014) vs. Price to Book Value @ August 7, 2014 Conclusion - Allied World is attractively valued given its demonstrated ability to grow book value *

Allied World RLI Arch W.R. Berkley Aspen Axis Endurance Hanover HCC Navigators ProAssurance Argo Markel XL 5% 10% 15% 20% 25% 6% 8% 10% 12% 14% 16% To ta l S tock R et u rn C A G R Five Year Value Creation CAGR 27 Five year value creation calculated by taking the change in diluted book value per share from Q3 2009 through Q2 2014 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from July 1, 2009 through June 30, 2014 adjusted for dividends. * Includes dividend of $0.225 per share declared in Q2 2014. Five Year Value Creation CAGR vs. Total Stock Return CAGR Conclusion - Allied World has generated sector leading total value creation * R2 = 0.53

28 Agenda  Executive Summary  Operating Segments  U.S. Insurance  International Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

29 Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized net income return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (or losses) on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized net income return on average shareholders' equity explanation above. See slides 30 – 32 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures.

30 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED OPERATING INCOME RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) Three Months Ended June 30, Six Months Ended June 30, 2014 2013 2014 2013 Net income (loss) $ 151,863 $ (1,862) $ 328,835 $ 157,130 Add after tax effect of: Net realized investment (gains) losses (76,443) 104,897 (123,605) 27,555 Foreign exchange loss 651 490 700 3,008 Operating income $ 76,071 $ 103,525 $ 205,930 $ 187,693 Weighted average common shares outstanding: Basic 97,809,639 103,267,659 98,672,618 103,552,656 Diluted 99,724,802 105,408,888* 100,691,568 105,949,785 Basic per share data: Net income (loss) $ 1.55 $ (0.02) 3.33 $ 1.52 Add after tax effect of: Net realized investment (gains) losses (0.78) 1.02 (1.25) 0.27 Foreign exchange loss 0.01 0.00 0.01 0.03 Operating income $ 0.78 $ 1.00 $ 2.09 $ 1.82 Diluted per share data: Net income (loss) $ 1.52 $ (0.02)* $ 3.27 $ 1.48 Add after tax effect of: Net realized investment (gains) losses (0.77) 1.00 (1.23) 0.26 Foreign exchange loss 0.01 0.00 0.01 0.03 Operating income $ 0.76 $ 0.98 $ 2.05 $ 1.77 *Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

31 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION (Expressed in thousands of United States dollars, except for percentage information) Three Months Ended June 30, Six Months Ended June 30, 2014 2013 2014 2013 Opening shareholders' equity $ 3,616,678 $ 3,431,963 $ 3,519,826 $ 3,326,335 Deduct: accumulated other comprehensive income — — — — Adjusted opening shareholders' equity 3,616,678 3,431,963 3,519,826 3,326,335 Closing shareholders' equity $ 3,682,762 $ 3,373,229 $ 3,682,762 $ 3,373,229 Deduct: accumulated other comprehensive income — — — — Adjusted closing shareholders' equity 3,682,762 3,373,229 3,682,762 3,373,229 Average shareholders' equity $ 3,649,720 $ 3,402,596 $ 3,601,294 $ 3,349,782 Net income (loss) available to shareholders $ 151,863 $ (1,862) $ 328,835 $ 157,130 Annualized net income (loss) available to shareholders 607,452 (7,448) 657,670 314,260 Annualized return on average shareholders' equity - net income (loss) available to shareholders 16.6% (0.2)% 18.3% 9.4 % Operating income available to shareholders $ 76,071 $ 103,525 $ 205,930 $ 187,693 Annualized operating income available to shareholders 304,284 414,100 411,860 375,386 Annualized return on average shareholders' equity - operating income available to shareholders 8.3% 12.2% 11.4% 11.2%

32 Non-GAAP Financial Measures - Reconciliations ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) As of As of June 30, December 31, 2014 2013 Price per share at period end $ 38.02 $ 37.60 Total shareholders' equity $ 3,682,762 $ 3,519,826 Basic common shares outstanding 96,929,091 100,253,646 Add: unvested restricted share units 516,546 143,697 Add: performance based equity awards 619,428 804,519 Add: employee share purchase plan 29,293 55,596 Add: dilutive options outstanding 2,620,016 2,928,312 Weighted average exercise price per share $ 16.24 $ 16.07 Deduct: options bought back via treasury method (1,119,123) (1,251,687) Common shares and common share equivalents outstanding 99,595,251 102,934,083 Basic book value per common share $ 37.99 $ 35.11 Diluted book value per common share $ 36.98 $ 34.20